UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	1-7939	11-2160665
(State of Incorporation or	(Commission File Number	(IRS Employer
Organization)		Identification No.)

89 Arkay Drive, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number,  including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 4, 2007, the Registrant issued a press release announcing its financial results for its quarter and fiscal year ended September 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2007, the Compensation Committee of the Board (the “Committee”) approved the following annual base salary increases for the named executive officers of the Company effective October 1, 2007:

Name	Title	2007 Base Salary	2008 Base Salary
John M. Badke	Senior Vice President and Chief Financial Officer	$180,000	$190,000
Christopher J. Wall	Managing Director of Vicon Industries Ltd. (Europe)	$200,000	$210,000
Bret M. McGowan	Vice President, U.S. Sales and Marketing	$170,000	$180,000
Yigal Abiri	General Manager of Vicon Systems Ltd. (Israel)	$160,000	$180,000

The Committee also approved performance based bonus plans for fiscal year 2008 for Mr. McGowan whereby he will receive a commission upon achieving certain U.S. sales targets and for Mr. Wall whereby he will receive an amount equal to between 2% and 6% (based on achievement levels) of the combined pretax operating profits of the Company’s Europe based subsidiaries.

On November 19, 2007, the Compensation Committee of the Board (the “Committee”) approved a performance based bonus plan for certain of the Company’s officers for fiscal 2008, including among others Kenneth M. Darby, John M. Badke and Yigal Abiri. The plan provides a bonus pool of between eight percent (8%) and fourteen percent (14%) of the Company’s consolidated pretax profit for the year, after certain adjustments, for the achievement of varying targeted consolidated pretax profit ranges. The plan participants will share in any earned bonus pool to the extent determined by the Committee for Mr. Darby and by Mr. Darby for the other participants. In addition, the Committee finalized Mr. Darby’s performance-based bonus for fiscal year 2007 at 6% of actual consolidated pretax income after certain adjustments. Previously, the Committee approved a performance-based bonus plan for Mr. Darby whereby he would earn a minimum of $300,000 for achievement of a certain expected annual profit.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

         The following exhibit is furnished as part of this report:

         99.1  Registrant's Press Release dated December 4, 2007

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be "filed" for the purposes of Section  18 of the Securities Exchange Act of 1934, as amended,  (the  "Exchange  Act") or otherwise subject to the liabilities of that section,  nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2007

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit                    Description

  99.1                     Registrant's press release dated December 4, 2007.